SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          21ST CENTURY HOLDING COMPANY
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)    Title of each class of securities to which transaction applies:

         (2)    Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)    Proposed maximum aggregate value of transaction:

         (5)    Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)    Amount Previously Paid:

         (2)    Form, Schedule or Registration Statement No.:

         (3)    Filing Party:

         (4)    Date Filed:

                          21ST CENTURY HOLDING COMPANY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 5, 2001



To the Shareholders of 21st Century Holding Company:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of 21st Century Holding Company, a Florida corporation (the "Company"), will be held at the Company's principal executive offices at 4161 N.W. 5th Street, Plantation, Florida 33317, at 11:00 A.M., on June 5, 2001 for the following purposes:

        1.        To elect two directors of the Company to serve until 2004;

        2. To consider and vote upon a proposal to adopt a franchise stock option plan (the "Franchise Plan") in which 659,000 shares of the Company's common stock, $.01 par value per share, would be issuable to specified individuals purchasing company owned agencies, which are then to be converted to franchised agencies; and

        3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof.

         The Board of Directors has fixed the close of business on May 1, 2001 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the pre-addressed envelope provided for that purpose as promptly as possible. No postage is required if mailed in the United States.

                                      By Order of the Board of Directors,

                                      JOSEPH A. EPSTEIN, Secretary

Plantation, Florida
May 8, 2001

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.



--------------------------------------------------------------------------------
                                       1

                          21ST CENTURY HOLDING COMPANY

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 5, 2001

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------


                     TIME, DATE AND PLACE OF ANNUAL MEETING

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of 21st Century Holding Company, a Florida corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.01 per share (the "Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held at 11:00 A.M., on June 5, 2001, at the Company's principal executive offices at 4161 N.W. 5th Street, Plantation, Florida 33317, and at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

         The approximate date this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is May 8, 2001. Shareholders should review the information provided herein in conjunction with the Company's Annual Report to Shareholders that accompanies this Proxy Statement. The Company's principal executive offices are located at 4161 N.W. 5th Street, Plantation, Florida 33317, and its telephone number is (954) 581-9993.


                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.


                         PURPOSES OF THE ANNUAL MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

        1.        To elect two directors of the Company to serve until 2004;

        2. To consider and vote upon a proposal to adopt a franchise stock option plan ("The Franchise Plan") in which 659,000 shares of the Company's common stock, $.01 par value per share, would be issuable to specified individuals purchasing Company owned agencies, which are then to be converted to franchised agencies; and

        3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.


--------------------------------------------------------------------------------
                                       2

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth herein) will be voted (a) for the election of the respective nominees for director named below and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, the shareholder's shares will be voted in accordance with the specification so made.


                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on May 1, 2001 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 3,165,401 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative votes of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting will be required for approval of the other proposals covered by this Proxy Statement. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

         A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and certain other matters addressed at the Annual Meeting. Any such shares that are not represented at the Annual Meeting either in person or by proxy will not be considered to have cast votes on any matters addressed at the Annual Meeting.


                          BENEFICIAL SECURITY OWNERSHIP

         The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to beneficially own 5% or more of the Company's outstanding Common Stock, (ii) the Company's Chief Executive Officer ("CEO") and each of the other "named executive officers" (as confirmed below in the Executive Compensation-Summary Compensation Table), (iii) each director of the Company, and (iv) all directors and executive officers of the Company as a group.

                                             NUMBER OF SHARES       PERCENT OF
                                               BENEFICIALLY           CLASS
NAME AND ADDRESS OF BENEFICIAL OWNER(1)           OWNED(2)          OUTSTANDING
---------------------------------------      ----------------       -----------
Edward J. Lawson (3).........................    1,087,728            34.4%
Michele V. Lawson (4)........................    1,087,728            34.4
Joseph A. Epstein (5)........................        3,950              *
Robert E. McNally (6)........................       42,156             1.3
Bruce F. Simberg (7).........................       47,250             1.5
Samuel A. Milne (8)..........................        5,000              *




--------------------------------------------------------------------------------
                                       3

                                             NUMBER OF SHARES       PERCENT OF
                                               BENEFICIALLY           CLASS
NAME AND ADDRESS OF BENEFICIAL OWNER(1)           OWNED(2)          OUTSTANDING
---------------------------------------      ----------------       -----------
5% OR GREATER HOLDERS:
Wallace J. Hilliard (9)......................    352,680               11.1
  2610 Bulrush Lane
  Naples, FL 34105
Ronald A. Raymond............................    321,659               10.2
  P.O. Box 6037
  Fort Lauderdale, FL 33310
Carla L. Leonard ............................    184,407                5.8
  1966 S.W. 105 Avenue
  Davie, FL 33324

All directors and executive officers as
   a group (6 persons).......................  1,196,084               37.8

----------------
*        Less than 1%.

(1) Except as otherwise indicated, the address of each person named in the table is c/o 21st Century Holding Company, 4161 N.W. 5th Street, Avenue, Plantation, Florida 33317.

(2) Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock listed, which include shares of Common Stock that such persons have the right to acquire a beneficial interest in within 60 days from the date of this Proxy Statement.

(3) Includes 526,889 shares of Common Stock held of record by Mrs. Lawson, 2,500 shares of Common Stock held jointly by Mr. and Mrs. Lawson, 16,950 shares held in an account for a minor, 8,750 shares of Common Stock issuable upon the exercise of stock options held by Mr. Lawson and 5,750 shares of Common Stock issuable upon the exercise of stock options held by Mrs. Lawson.

(4) Includes 526,889 shares of Common Stock held of record by Mr. Lawson, 2,500 shares of Common Stock held jointly by Mr. and Mrs. Lawson, 16,950 shares held in an account for a minor, 5,750 shares of Common Stock issuable upon the exercise of stock options held by Mrs. Lawson and 8,750 shares of Common Stock issuable upon the exercise of stock options held by Mr. Lawson.

(5) Includes 1,700 shares of Common Stock held in Mr. Epstein's IRA and 2,250 shares of Common Stock issuable upon the exercise of stock options held by Mr. Epstein.

(6) Includes 3,250 shares of Common Stock issuable upon the exercise of stock options held by Mr. McNally.

(7) Includes 2,250 shares of Common Stock issuable upon the exercise of stock options held by Mr. Simberg.

(8) Includes 5,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Milne.

(9) Includes 330,980 shares of Common Stock held by a trust, 9,300 held by Hilliard Limited Partnership in which Mr. Hilliard is a general partner, 8,000 shares of Common Stock held in an irrevocable trust account, and 4,400 shares of Common Stock held in Mr. Hilliard's IRA.



--------------------------------------------------------------------------------
                                       4

                              ELECTION OF DIRECTORS

         The Company's Articles of Incorporation provide that the Board of Directors be divided into three classes. Each class of directors serves a staggered term. Edward J. Lawson and Michele V. Lawson hold office until the 2001 Annual Meeting, and each has been nominated for reelection to the Board, to serve as class 3 directors until the Annual Meeting to be held in 2004 or until their successors are duly elected and qualified. Bruce Simberg holds office until the 2003 Annual Meeting. Joseph A. Epstein and Robert E. McNally hold office until the 2002 Annual Meeting.

         The accompanying form of proxy when properly executed and returned to the Company, will be voted FOR the election as directors of the two persons named below, unless the proxy contains contrary instructions. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. Management has no reason to believe that any of the nominees are unable or unwilling to serve if elected. In the event that any of the nominees should become unable or unwilling to serve as a director, however, the proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

NOMINEES

         The persons nominated as directors are as follows:

NAME                                     AGE          POSITION WITH THE COMPANY
----                                     ---          -------------------------
Edward J. Lawson (1)(3)............       51          President, Chief Executive
                                                        Officer and Director

Michele V. Lawson..................       43          Treasurer and Director

-----------------
(1) Member of Compensation Committee
(2) Member of Audit Committee
(3) Member of Investment Committee

         EDWARD J. LAWSON co-founded the Company and has served as its President and Chief Executive Officer since inception. Mr. Lawson has more than 17 years' experience in the insurance industry, commencing with the founding of the Company's initial agency in 1983.

         MICHELE V. LAWSON co-founded the Company and has served as a director and executive officer since inception. Mrs. Lawson is currently the Company's Treasurer. Mrs. Lawson has 17 years' experience in the insurance industry, commencing with the founding of the Company's initial insurance agency in 1983. Mrs. Lawson and also holds a property and casualty license in Florida.




         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

         Set forth below is certain information concerning the directors who are not currently standing for election:


NAME                                     AGE          POSITION WITH THE COMPANY
----                                     ---          -------------------------
Bruce F. Simberg (3)..............        52          Director

Joseph A. Epstein (1)(3)..........        46          Secretary and Director

Robert E. McNally (1)(3)..........        43          Director


-------------------
(1)      Member of Compensation Committee.
(2)      Member of Investment Committee.
(3)      Member of Audit Committee.

--------------------------------------------------------------------------------
                                       5

         JOSEPH A. EPSTEIN has served as a director of the Company since April 1998. Since March 2001 Mr. Epstein has served as Chief Operating Officer of Heinrich, Gordon, Hargrove, Weihe, & James, a Fort Lauderdale based law firm. From October 1999 to March 2001 Mr. Epstein served as Chief Operating Officer of Berger, Davis and Singerman, a Fort Lauderdale, Florida based law firm. From January 1998 to October 1999, Mr. Epstein served as Chief Financial Officer at the Center of English Studies, Inc., a provider of language services. From November 1996 to January 1998, Mr. Epstein was a partner at the accounting firm of Mallah, Furman & Company, P.A. From May 1989 to October 1996, Mr. Epstein was a shareholder of the accounting firm of Rachlin, Cohen & Holtz.

         ROBERT E. MCNALLY joined the Company's Board of Directors in April 2000. Mr. McNally has served as a consultant to the Company since 1998. Mr. McNally currently serves as Southeast Regional Manager for NCR Corporation ("NCR"), a technology solutions provider for the retail, financial, communications, travel and transportation and insurance industries. Mr. McNally has served in various sales and marketing positions for NCR for more than 20 years.

         BRUCE F. SIMBERG has served as a director of the Company since January 1998. Mr. Simberg has been a practicing attorney for the last 23 years, most recently as managing partner of Conroy, Simberg, Ganon, Krevans & Abel, P.A., a law firm in Ft. Lauderdale, Florida, since October 1979.

         Edward J. Lawson and Michele V. Lawson are husband and wife. There are no other family relationships among the Company's directors and executive officers.

         The Company has agreed to elect one designee of the managing underwriter of the Company's November 1998 initial public offering to the Company's Board of Directors through November 2001. Mr. Hilliard's replacement will serve as such designee.

         Patrick D. Doyle resigned as a director of the Company in October 2000 for personal reasons.

         Wallace J. Hilliard resigned as a director of the Company in April 2001 for personal reasons.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and holders of more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and The Nasdaq National Market. Such persons are required to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or oral or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, with respect to the fiscal year ended December 31, 2000, all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During 2000, the Board of Directors held four formal meetings and took actions by written consent on three occasions. During 2000, no director attended fewer than 75% of the number of meetings of the Board of Directors and each Committee of the Board of Directors held during the period such director served on the Board.

         The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Investment Committee. The Board does not have a nominating or similar committee.

         The Audit Committee is currently composed of Robert E. McNally, Joseph
A. Epstein and Bruce F. Simberg. The duties and responsibilities of the Audit Committee include (a) recommending to the Board of Directors the appointment of the Company's independent certified public accountants and any termination of engagement, (b) reviewing the plan and scope of independent audits, (c) reviewing the Company's significant accounting and reporting policies and operating controls, (d) having general responsibility for all related auditing matters, and (e) reporting its recommendations and findings to the full Board of Directors. See "Certain Transactions" with respect to the fees paid by the Company to the law firm of which Mr. Simberg is a partner. The Audit Committee met on two occasions in 2000. The Company adopted an Audit Committee Charter on June 6, 2000, a copy of which is attached hereto as Exhibit "B."

--------------------------------------------------------------------------------
                                       6

        The Compensation Committee is currently composed of Edward J. Lawson, Robert E. McNally and Joseph A. Epstein. The Compensation Committee reviews and approves the compensation of the Company's executive officers and administers the Company's 1998 Plan. The Compensation Committee acted by written consent once in 2000.

         The Investment Committee is currently composed of Edward J. Lawson and one outside advisor. The Investment Committee manages the Company's investment portfolio. The Investment Committee met on one occasion in 2000.

REPORT OF THE AUDIT COMMITTEE

         The following report of the Audit Committee is made pursuant to the rules of the Securities and Exchange Commission. THIS REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY A GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee hereby reports as follows:

         1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

         2. The Audit Committee has discussed with McKean, Paul, Chrycy, Fletcher and Co. ("McKean"), independent accountants, the matters required to be discussed by SAS 61 (Communication with Audit Committees).

         3. The Audit Committee has received the written disclosures and the letter from McKean required by the Independence Standards Board No. 1 (Independent Discussions with Audit Committees), and has discussed with McKean their independence.

         4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of the Company, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the Commission.

         /s/ Bruce Simberg

         /s/ Joseph A. Epstein

         /s/ Robert E. McNally

                             AUDIT AND NONAUDIT FEES

         For the fiscal year ended December 31, 2000, fees paid for services provided by McKean were as follows:

A.       Audit(1)                                                      $106,555

B.       Financial Information Systems Design and Implementation       $0

C.       All Other Fees                                                $24,928

(1)  Includes Quarterly reviews and consultation regarding accounting matters.



--------------------------------------------------------------------------------
                                       7

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following compensation table sets forth, for the years ended December 31, 2000, 1999, 1998 and 1997, the cash and certain other compensation paid by the Company to the Company's CEO and for the most highly compensated executive officers where the amount of the salary and bonuses exceed $100,000 during 2000 (together with the CEO, the "Named Executive Officers"). None of the Company's other executives received an annual salary and bonus exceeding $100,000 during 2000:

                                                                                            Long-Term
                                          Annual Compensation                              Compensation
---------------------------      --------------------------------------       ----------------------------------------
                                                                              Securities
                                                                              Underlying                 All Other
Name and Principal Position      Year         Salary($)        Bonus($)       Options(#)               Compensation($)
---------------------------      ----         --------         --------       -----------              ---------------
Edward J. Lawson,                2000         $155,000          0                --                      $4,560 (1)
President and CEO                1999          156,000          0                --                       4,620 (1)
                                 1998          129,438          0                --                      18,899 (1)(2)

Samuel A. Milne,                 2000         $103,800          0                --                          --
Chief Financial Officer          1999           36,800 (3)

-----------------
(1) Includes $4,560 in contributions for Mr. Lawson to the Company's 401(k) plan in 2000, $4,620 in contributions to the Company's 401K plan in 1999, and $1,885 in contributions to the Company's 401(k) Plan in 1998.
(2)      Includes $17,014 in director's fees paid to Mr. Lawson in 1998.
(3)      Salary from August 1999 through December 1999

COMPENSATION OF DIRECTORS

         The Company previously paid fees to all of its directors. Such fees were paid at rates ranging from $12,000 to $25,000 per annum from January 1, 1998 through August 31, 1998.

         Commencing September 1, 1998, non-employee directors receive a fee of $500 per meeting of the Board of Directors or committee thereof attended and receive annual grants of stock options under the Company's 1998 Stock Option Plan (the "1998 Plan") to purchase 3,000 shares of Common Stock. Directors who are also officers of the Company do not receive directors' compensation. All directors are reimbursed for travel and lodging expenses in connection with their attendance at meetings.

         In September 1998, each of Messrs. Epstein and Simberg were granted ten-year options under the 1998 Plan to purchase 3,000 shares of Common Stock at an exercise price of $10.00 per share. Such options vest over a four-year period commencing September 1999. In June 2000, each of Mrs. Lawson, and Messrs. Lawson, Simberg, Epstein, and McNally were granted ten-year options under the 1998 plan to purchase 3,000 shares of Common Stock at an exercise price of $10.00 per share. Such options vest over a four-year period commencing June 2001.

INDEMNIFICATION AGREEMENTS

         The Company has entered into an indemnification agreement with each of its directors and executive officers. Each indemnification agreement provides that the Company will indemnify such person against certain liabilities (including settlements) and expenses actually and reasonably incurred by him or her in connection with any threatened or pending legal action, proceeding or investigation (other than actions brought by or in the right of the Company) to which he or she is, or is threatened to be, made a party by reason of his or her status as a director, officer or agent of the Company, provided that such director or executive officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. With respect to any action brought by or in the right of the Company, a director or executive officer will also be indemnified, to the extent not prohibited by applicable law, against expenses and amounts paid in settlement, and certain liabilities if so determined by a court of competent jurisdiction, actually and reasonably incurred by him or her in connection with such action if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company.

--------------------------------------------------------------------------------
                                       8

EMPLOYMENT AGREEMENTS

         Effective September 1, 1998, the Company entered into employment agreements with each of Edward J. Lawson, the Company's President and Chief Executive Officer, and Michele V. Lawson, the Treasurer. Each employment agreement has a "rolling" two-year term, so that at all times the remaining term of the agreement is two years. The employment agreements provide for annual salaries initially set at $156,000 for Mr. Lawson and $78,000 for Mrs. Lawson, and such bonuses and increases as may be awarded by the Board of Directors.

         Each employment agreement provides that the executive officer will continue to receive his salary for a period of two years after the termination of employment, if his or her employment is terminated by the Company for any reason other than death, disability or Cause (as defined in the employment agreement), or for a period of two years after termination of the agreement as a result of his or her disability and a bonus equal to twice the amount paid to the executive officer during the 12 months preceding the termination, and the executive officer's estate will receive a lump sum payment equal to two year's salary plus a bonus equal to twice the amount paid to the executive officer during the 12 months preceding the termination by reason of his death. Each employment agreement also prohibits the executive officer from directly or indirectly competing with the Company for one year after termination for any reason except a termination without Cause. If a Change of Control (as defined in the employment agreement) occurs, the employment agreement provides for the continued employment of the executive officer for a period of two years following the Change of Control. In addition, following the Change of Control, if the executive officer's employment is terminated by the Company other than for Cause or by reason of his death or disability, or by the executive officer for certain specified reasons (such as a reduction of compensation or a diminution of duties), he or she will receive a lump sum cash payment equal to 299% of the cash compensation received by him or her during the 12 calendar months prior to such termination.

         Effective August 2, 1999, the Company entered into an employment agreement with Samuel A. Milne, the Company's Chief Financial Officer, for a two-year term. Pursuant to the employment agreement, Mr. Milne was granted options under the 1998 Plan to purchase a total of 20,000 shares of Common Stock vesting over a four-year period commencing one year from the date of grant at an exercise price equal to $10.00 per share. The employment agreement also provides for an annual salary of $104,000.


OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning individual grants of stock options made during 2000 to any of the Named Executive Officers.

                                                     % of Total
                           Number of Securities      Options/SAR Granted        Exercise or
                           Underlying Options        to Employees in            Base Price
Name                       Granted (#)(1)            Fiscal Year                ($/share)      Expiration Date
--------------             --------------------      -------------------        ------------   ---------------
Edward J. Lawson                3,000                     2.2%                    10.00         June 7, 2010
Samuel Milne                        0




--------------------------------------------------------------------------------
                                       9

STOCK OPTIONS HELD AT END OF 1999

         The following table indicates the total number and value of exercisable and unexercisable stock options held by the Named Executive Officer listed as of December 31, 2000. No options were exercised by the Named Executive Officers during the year ended December 31, 2000.

                                    Number of Securities                          Value of Unexercised
                                   Underlying Unexercised                         In-the-Money Options
                                 Options at Fiscal Year-End                        At Fiscal Year-End
                              ---------------------------------                   --------------------
Name                          Exercisable        Unexercisable         Exercisable(1)        Unexercisable(1)
--------------                -----------        -------------         --------------        ---------------
Edward J. Lawson                8,000              11,000                    0                  $    0

Samuel A. Milne                 5,000              15,000                    0                  $    0


-----------------
(1) Based on a fair market value of $3.00 per share at December 31, 2000.


                              CERTAIN TRANSACTIONS


REAL ESTATE TRANSACTIONS

         In January 1999, the Company purchased two office properties from Mr. and Mrs. Lawson, which have been utilized for agencies' operations. Each of the properties were sold at the same sales price to Mr. and Mrs. Lawson, resulting in no gain or loss to Mr. and Mrs. Lawson. Consideration for the acquisitions was cash in the aggregate amount of $605,000.

OTHER TRANSACTIONS

         Bruce F. Simberg, a director of the Company, is a partner of the Fort Lauderdale, Florida law firm of Conroy, Simberg, Ganon, Krevans & Abel, P.A., which renders legal services to the Company. In 2000 and 1999, the Company paid legal fees to Conroy, Simberg, Ganon, Krevans & Abel, P.A. for services rendered in the amount of $533,000 and $281,000, respectively.

         In June 1999, the Company purchased the assets of two insurance agencies from Carla Leonard, a current 5% or greater beneficial owner and a former director of the Company, for $130,000 in cash and a note payable for $300,000. The note was subsequently paid with 20,667 shares of the Company's common stock in April 2000 and $195,050 cash.

         Mortgage loan receivables in the amount of $227,391 and $119,304 as of December 31, 2000 and 1999, respectively, represent secured loans to relatives of an officer of the Company.

APPROVAL OF AFFILIATED TRANSACTIONS

         The Company has adopted a policy that any transactions between the Company and its executive officers, directors, principal shareholders and their affiliates take place on an arms-length basis and require the approval of a majority of the independent directors of the Company. The Company believes that its transaction with Edward Lawson, Michele Lawson, Bruce Simberg and Carla Leonard are on terms at least as favorable as those the Company could secure from a non-affiliated third party.


               PROPOSAL TO ADOPT 2001 FRANCHISE STOCK OPTION PLAN

            The Board of Directors of the Company has authorized, subject to shareholder approval, the Franchise Plan in which 659,000 shares of the Company's common stock, $.01 par value per share, would be issuable to specified individuals purchasing Company owned agencies which will then be converted to franchised agencies.

--------------------------------------------------------------------------------
                                       10

2001 FRANCHISE PLAN DESCRIPTION

            The statements in this Proxy Statement concerning the terms and provisions of the Franchise Plan are summaries only and do not purport to be complete. All such statements are qualified in their entirety by reference to the full text of the Franchise Plan, which is attached hereto as Exhibit A.

            On March 20, 2001, the Company announced its intention to sell up to 21 of its Company owned agencies to certain employees, upon which the agencies will become franchised agencies. The purpose of the Franchise Plan is to advance the interests of the Company by providing an additional incentive to encourage managers of Company owned agencies to purchase the agencies and convert them to franchised agencies.

            The Franchise Plan will be effective as of June 5, 2001, and, unless sooner terminated by the Board of Directors of the Company in accordance with the terms thereof, shall terminate on June 5, 2011. Certain franchisees, who are selected by the stock option committee, or if there is no stock option committee, by the Board of Directors, may participate in the Franchise Plan.

            The Franchise Plan provides for the issuance of nonqualified stock options ("Nonqualified Stock Options"). A Nonqualified Stock Option is an option to purchase Common Stock that meets certain requirements in the Franchise Plan but does not meet the definition of an "incentive stock option" set forth in
Section 422 of the Code. Nonqualified Stock Options are sometimes referred to herein as "Options."

            The number of shares of Common Stock that may be issued pursuant to Options granted under the Franchise Plan will be 689,000 if this proposal is approved by the shareholders. If any Option granted pursuant to the Franchise Plan terminates, expires, or is canceled or surrendered, in whole or in part, shares subject to the unexercised portion may again be issued pursuant to the exercise of Options granted under the Franchise Plan. The shares acquired upon exercise of Options granted under the Franchise Plan will be authorized and unissued shares of Common Stock. The Company's shareholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the Franchise Plan.

            The Franchise Plan is administered by a stock option committee of two or more directors (the "Committee") or, if a Committee is not designated by the Board of Directors, by the Board of Directors as a whole. The Committee has the right to determine, among other things, the persons to whom Options are granted, the number of shares of Common Stock subject to Options, the exercise price of Options and the term thereof. Upon receiving grants of Options, each holder of the Options (the "Optionee") shall enter into an option agreement with the Company which contains the terms and conditions deemed necessary by the Committee.

TERMS AND CONDITIONS OF OPTIONS

         OPTION PRICE. For any Option granted under the Franchise Plan, the option price per share of Common Stock may be any price not less than par value per share as determined by the Committee.

         EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable shareholders' agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of the Option granted hereunder. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and
(iv) contain such other terms as the Committee in its sole discretion shall require. No Optionee shall be deemed to be a holder of any shares subject to an Option unless and until a stock certificate or certificates for such shares are issued to the person(s) under the terms of this Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 10 hereof. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No

--------------------------------------------------------------------------------
                                       11
adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

            NONTRANSFERABILITY. No Option granted under the Franchise Plan shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of decent and distribution, unless otherwise authorized by the Committee, and no Option shall be exercisable during the Optionee's lifetime by any other person other than the Optionee.

            TERMINATION OF OPTIONS. The expiration date of an Option is determined by the Committee at the time of the grant and is set forth in the applicable stock option agreement. In no event may an Option be exercisable after ten years from the date it is granted.

            The Franchise Plan provides that if an Optionee's franchise relationhip is terminated for any reason, then the unexercised portion of the Optionee's Options shall terminate immediately.

            The Committee in its sole discretion may by giving written notice, effective upon the date of the consummation of certain corporate transactions that would result in an Option becoming fully exercisable, cancel any Option that remains unexercised on such date. Such notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

AMENDMENT OF FRANCHISE PLAN

            Either the Board of Directors or the Committee may from time to time amend the Franchise Plan or any Option without the consent or approval of the shareholders of the Company. However, that, except to the extent provided in the Termination of Options section above, no amendment or suspension of this Franchise Plan or any Option issued thereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

FEDERAL INCOME TAX EFFECTS

            An Optionee granted an Option under the Franchise Plan will generally recognize, at the date of exercise of such Nonqualified Stock Option, ordinary income equal to the difference between the exercise price and the fair market value of the shares of Common Stock subject to the Option. This taxable ordinary income will be subject to Federal income tax withholding. A Federal income tax deduction will be allowed to the Company in an amount equal to the ordinary income to be recognized by the Optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income.

            If an Optionee exercises Option by delivering other shares, the Optionee will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the Optionee's tax basis. The Optionee, however, will be taxed as described above with respect to the exercise of the Option as if he had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction. Provided a separate identifiable stock certificate is issued therefor, the Optionee's tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise will be equal to his tax basis in the shares surrendered and his holding period for such number of shares received will include his holding period for such number of shares received will include his holding period for the shares surrendered. The Optionee's tax basis and holding period for the additional shares received on exercise of a Option paid for, in whole or in part, with shares will be the same as if the Optionee had exercised the Option solely for cash.

            The discussion set forth above does not purport to be a complete analysis of the potential tax consequences relevant to the Optionees or to the Company, or to describe tax consequences based on particular circumstances. It is based on Federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.


                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

--------------------------------------------------------------------------------
                                       12

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 2002 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's principal executive office no later than January 10, 2002.

         Shareholder proposals intended to be presented at, but not included in the Company's proxy materials for, that meeting must be received by the Company no later than March 23, 2002, at its principal executive offices; otherwise, such proposals will be subject to the grant of discretionary authority contained in the Company's form of proxy to vote on them.


                                         By Order of the Board of Directors

                                         JOSEPH A. EPSTEIN, Secretary
Plantation, Florida
May 8, 2001













--------------------------------------------------------------------------------
                                       13

                                   EXHIBIT "A"

                     --------------------------------------

                          21ST CENTURY HOLDING COMPANY
                    2001 FRANCHISE PROGRAM STOCK OPTION PLAN

                     --------------------------------------


         1. Purpose. The purpose of this Plan is to advance the interests of 21ST CENTURY HOLDING COMPANY, a Florida corporation (the "Company"), by providing an additional incentive to attract, retain and motivate highly qualified and competent participants in the Company's Franchise Program, by authorizing the grant of options to purchase Common Stock of the Company to franchisees who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such franchisees, all upon and subject to the terms and conditions of this Plan.

         2. Definitions. As used herein, the following terms shall have the meanings indicated:

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Cause" shall mean any of the following:

                (i) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to perform his or her duties as a franchisee of the Company;

                (ii) a determination by the Company that there has been a breach by the Optionee of any of the material terms or provisions of any purchase agreement, franchise agreement or promissory note, or other agreement between such Optionee and the Company;

                (iii) any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

                (iv) a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties, personnel, or franchise agencies;

                (v) any act by the Optionee that the Company determines to be in willful or wanton disregard of the Company's best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

            (c) "Change of Control" shall mean the acquisition by any person or group (as that term is defined in the Exchange Act, and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of thirty percent (30%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board so that, within two years after the acquisition took place, a majority of the members of the Board of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of thirty percent (30%) or more in voting power of the outstanding stock of the Company.

            (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

-------------------------------------------------------------------------------
                                       A-1

            (e) "Committee" shall mean the stock option committee appointed by the Board or, if not appointed, the Board.

            (f) "Common Stock" shall mean the Common Stock, par value $.01 per share.

            (g) "Director" shall mean a member of the Board.

            (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (i) "Fair Market Value" of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days. If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company's Common Stock is not then publicly traded or quoted), then the "Fair Market Value" of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

            (j) "Officer" shall mean the Company's chairman, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. Unless specified otherwise in a resolution by the Board, an "executive officer" pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) shall be only such person designated as an "Officer" pursuant to the foregoing provisions of this paragraph.

            (k) "Option" (when capitalized) shall mean any stock option granted under this Plan.

            (l) "Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person. Optionees shall be selected by the Committee from that class of individuals who are participants in the Company's Franchise Program.

            (m) "Plan" shall mean this 2001 Franchise Program Stock Option Plan of the Company, which Plan shall be effective upon approval by the Board, subject to approval, within 12 months of the date thereof by holders of a majority of the Company's issued and outstanding Common Stock of the Company.

--------------------------------------------------------------------------------
                                      A-2

            (n) "Share" or "Shares" shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

            (o) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            (p) "Franchisee" shall mean those persons, as selected by the Committee, from the class of individuals who are former employees of the Company, who purchase Financial Service Centers from the Company to operate as franchises, and who execute a Purchase Agreement, Promissory Note and Franchise Agreement pursuant thereto.

         3. Shares and Options. Subject to adjustment in accordance with Section 10 hereof, the Company may grant to Optionees from time to time Options to purchase an aggregate of up to Six Hundred Eighty Nine Thousand (689,000) Shares from Shares held in the Company's treasury or from authorized and unissued Shares. The options shall vest for all Optionees over a period of ten years. If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan. Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan. Subject to the provisions of Section 14 hereof, an Option granted hereunder shall Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state that the option is a Non-Statutory Stock Option.

         4. Intentionally Omitted.

         5. Conditions for Grant of Options.
            --------------------------------

            (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those franchisees selected by the Committee.

            (b) In granting Options, the Committee shall take into consideration the contribution the person has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, including, without limitation,
(i) the exercise price or prices of the Option or any installments thereof, (ii) prescribing the date or dates on which the Option becomes and/or remains exercisable, (iii) providing that the Option vests or becomes exercisable in installments over a period of time, and/or upon the attainment of certain stated standards, specifications or goals, (iv) relating an Option to the continued franchise relationship with the Company for a specified period of time, or (v) conditions or termination events with respect to the exercisability of any Option, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided, however, that to the extent not cancelled pursuant to Section 9(b) hereof, upon a Change in Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change in Control.

--------------------------------------------------------------------------------
                                      A-3

         6. Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per share. Re-granted Options, or Options which are canceled and then re-granted covering such canceled Options, will, for purposes of this Section 6, be deemed to have been granted on the date of the re-granting.

         7. Exercise of Options.
            -------------------

            (a) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable shareholders' agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of the Option granted hereunder. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall (i) provide for full recourse to the maker,
(ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require. No Optionee shall be deemed to be a holder of any shares subject to an Option unless and until a stock certificate or certificates for such shares are issued to the person(s) under the terms of this Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

            (b) No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

         8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(b) or this Section 8.

            (a) The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

--------------------------------------------------------------------------------
                                      A-4

            (b) Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is a franchisee of the Company on such date.

            (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

         9. Termination of Option Period.
            ----------------------------

            (a) Unless otherwise expressly provided in any Option Agreement, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the Optionee's termination as a franchisee.

            (b) The Committee in its sole discretion may, by giving written notice ("cancellation notice"), cancel effective upon the date of the consummation of any corporate transaction described in Subsection 10(d) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

            (c) Upon Optionee's termination as a franchisee as described in this
Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan or the vesting schedule set forth in such Option shall be immediately canceled.

         10. Adjustment of Shares.
             --------------------

            (a) If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity or the Company's purchase of Shares to exercise a "call" purchase option), then and in such event:

                (i) appropriate adjustment may be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned;

                (ii) appropriate adjustment may be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and

                (iii) such adjustments may be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

            (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof, or otherwise.

--------------------------------------------------------------------------------
                                      A-5

            (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or unwritten sale or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

            (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options;
(iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

            (e) The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

         11. Transferability of Options. No Option granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of descent and distribution, unless otherwise authorized by the Board, and no Option shall be exercisable during the Optionee's lifetime by any person other than the Optionee.

         12. Issuance of Shares. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

            (a) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

            (b) an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable shareholders' agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements, and

            (c) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

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                                      A-6

         13. Administration of this Plan.
             ---------------------------

            (a) This Plan shall be administered by the Committee, which shall consist of not less than two members of the Board. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

            (b) Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to: (i) grant Options, (ii) determine the exercise price per Share at which Options may be exercised, (iii) determine the Optionees to whom, and time or times at which, Options shall be granted, (iv) determine the number of Shares to be represented by each Option, (v) determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option, (vi) defer (with the consent of the Optionee) or accelerate the exercise date of any Option, and (vii) make all other determinations deemed necessary or advisable for the administration of this Plan, including re-pricing, canceling and regranting Options.

            (c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee's determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.

            (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting of the Committee or (ii) without a meeting by the unanimous written approval of the members of the Committee.

            (e) No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

         14. Intentionally Omitted.

         15. Interpretation.
              --------------

            (a) Intentionally Omitted.

            (b) This Plan shall be governed by the laws of the State of Florida.

            (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

            (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

            (e) Time shall be of the essence with respect to all time periods specified for the giving of notices to the company hereunder, as well as all time periods for the expiration and termination of Options in accordance with
Section 9 hereof (or as otherwise set forth in an option agreement).

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                                      A-7

         16. Amendment and Discontinuation of this Plan. Either the Board or the Committee may from time to time amend this Plan or any Option without the consent or approval of the shareholders of the Company; provided, however, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

         17. Termination Date. This Plan shall terminate ten years after the date of adoption by the Board of Directors.
















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                                      A-8

                                  EXHIBIT "B"

                     --------------------------------------

                          21ST CENTURY HOLDING COMPANY
                             AUDIT COMMITTEE CHARTER

                     --------------------------------------


         The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process.

         It meeting its responsibilities, the Audit Committee is expected to:

1. Provide an open avenue of communication between the internal auditors, the independent accountants, and the Board of Directors.

2.       Review and update the Committee's Charter annually.

3. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants.

4. Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of internal auditing.

5. Confirm and assure the independence of the internal auditor and the independent accountants, including a review of management consulting services and related fees provided by the independent accountants.

6. Inquire of management, the Director of internal auditing, and the independent accountants about significant risks or exposures and assess the steps management has take to minimize such risk to the Company.

7. Consider, in consultation with the independent accountants and the Director of internal auditing, the audit scope and plan of the internal auditors and the independent accountants.

8. Consider with management and the independent accountants the rationale for employing audit firms other than the principal independent accountants.

9. Review with the Director of internal auditing and the independent accountants the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

10. Consider and review with the independent accountants and the Director of internal auditing:

         (a) The adequacy of the Company's internal controls including computerized information system controls and security.

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                                      B-1

         (b) Any related significant findings and recommendations of the independent accountants and internal auditing together with management's responses thereto.

11. Review with management and the independent accountants at the completion of the annual examination:

         (a) The Company's annual financial statements and related footnotes.

         (b) The independent accountant's audit of the financial statements and his or her report thereon.

         (c) Any significant changes required in the independent accountants' audit plan.

         (d) Any serious difficulties or disputes with management encountered during the course of the audit.

         (e) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

12. Consider and review with management and the Director of internal auditing:

         (a) Significant findings during the year and management's responses thereto.

         (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

         (c) Any changes required in the planned scope of their audit plan.

         (d) The internal auditing department budget and staffing.

13. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

14. Review with management, the independent accountants, and the Director of internal auditing the interim financial report before it is filed with the SEC or other regulators.

15. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountants.

16. Review with the Director of internal auditing and the independent accountants the results of the Company's monitoring compliance with the Company's code of conduct.

17. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

18. Meet with the Director of internal auditing, the independent accountants, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

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                                      B-2

19. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

20. Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

21. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

22. The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

23. The Committee will perform such other functions as assigned by law, the Company's Charter or Bylaws, or the Board of Directors.

         The membership of the Audit Committee shall consist of at least three independent members of the Board of Directors who shall serve at the pleasure of the Board of Directors. Audit Committee members and the Committee Chairman shall be designated by the full Board of Directors.

         The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.










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                                       B-3

                          21ST CENTURY HOLDING COMPANY

                  ANNUAL MEETING OF SHAREHOLDERS - JUNE 5, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          21ST CENTURY HOLDING COMPANY

         The undersigned hereby appoints Edward J. Lawson and Michele V. Lawson, as Proxies, each with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of common stock, $.01 par value per share, of 21st Century Holding Company (the "Company") held of record by the undersigned on May 1, 2001 at the Annual Meeting of Shareholders to be held on June 5, 2001 or any adjournments or postponements thereof.

Proposal 1.  ELECTION OF DIRECTORS

[  ]     FOR ALL THE NOMINEES LISTED BELOW
[  ]     WITHHOLD AUTHORITY (except as marked to the contrary below) TO VOTE
         FOR ALL NOMINEES LISTED BELOW.



         Edward J. Lawson                   Michele V. Lawson


(INSTRUCTIONS: To withhold authority for any individual nominees, write that nominee's name in the space below.)

--------------------------------------------------------------------------------

Proposal 2.  ADOPTION OF 2001 FRANCHISE STOCK OPTION PLAN

[  ] For                [  ] Against       [  ] Abstain

In their discretion, the Proxies are authorized to vote upon other business as may come before the meeting.


                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)


         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR Proposals 1 and 2.

                  Dated: _______________________________, 2001



                                 --------------------------------------------
                                 (Signature)

                                 --------------------------------------------
                                 (Signature)

                                             PLEASE SIGN HERE


         Please date this proxy and sign your name exactly as it appears hereon.

         Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his office.

         PLEASE DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.